Exhibit 99.2

CERTIFICATION

Pursuant to 18 United States Code Section 1350

The undersigned  hereby  certifies that to his knowledge the Annual Report on Form 10-K for the  fiscal  year  ended  January 31,  2003 of Dollar  General Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the  requirements  of section 13(a) or 15(d) of the  Securities  Exchange Act of 1934 and that the  information  contained in such report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

/s/ James J. Hagan___________________

Name:  James J. Hagan

Title:  Chief Financial Officer

Date:  March 19, 2003